THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO:	Urex Energy Corp. (the "Company")

10580 N. McCarran Blvd.

Building 115 – 208

Reno, NV, USA 89503

PURCHASE OF CONVERTIBLE NOTE

1.	Subscription

1.1                         On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase a convertible note, in the form attached hereto as Exhibit A (the "Note"), in the aggregate principal amount of US$100,000, (such subscription and agreement to purchase being the "Subscription"), for an aggregate purchase price of US$100,000 (the "Subscription Proceeds").

1.2                         The Note is convertible into Shares of the Company's common stock (the "Conversion Shares"). The Note and the Conversion Shares are collectively referred to as the "Securities".

1.3                         On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Company hereby irrevocably agrees to sell the Securities to the Subscriber.

1.4                         Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company.

2.	Payment

2.1                         The Subscription Proceeds must accompany this Subscription and shall be paid by certified cheque or bank draft, drawn on a Canadian, U.S. or any other chartered bank acceptable to the Company, made payable to the Company. If the Subscription Proceeds are wired to the Company, its agents or lawyers, those agents or lawyers are authorized to immediately deliver the Subscription Proceeds to the Company.

2.2                         Where the Subscription Proceeds are paid to the Company, the Company is entitled to treat such Subscription Proceeds as an interest free loan to the Company until such time as the Subscription is accepted and the certificates representing the Securities have been issued to the Subscriber.

3.	Documents Required from Subscriber

3.1                         The Subscriber must complete, sign and return to the Company two (2) executed copies of this Subscription Agreement.

3.2                         The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, stock exchanges and applicable law.

4.	Closing

4.1                         Closing of the offering of the Securities (the "Closing") shall occur on or before August 31, 2008, or on such other date as may be determined by the Company (the "Closing Date").

5.	Acknowledgements of Subscriber

5.1                         The Subscriber acknowledges and agrees that:

(a)

none of the Securities have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(b)	the Subscriber acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933;
(c)

the decision to execute this Subscription Agreement and purchase the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of any public information which has been filed by the Company with the Securities and Exchange Commission ("SEC") in compliance, or intended compliance, with applicable securities legislation. If the Company has presented a business plan to the Subscriber, the Subscriber acknowledges that the business plan may not be achieved or be achievable;

(d)	by execution hereof the Subscriber has waived the need for the Company to communicate its acceptance of the purchase of the Securities pursuant to this Subscription Agreement;
(e)

the Company is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Subscription Agreement, and the Subscriber will hold harmless the Company from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Subscription Agreement;

(f)

it will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(g)

it has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions and it is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions;

(h)

none of the Securities are not listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common Securities of the Company on the National Association of Securities Dealers, Inc.’s Over-the-Counter Bulletin Board;

(i)

it is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Securities as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities;

(j)	none of the Securities may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Restricted Period (as defined herein);
(k)	neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;
(l)

the issuance and sale of the Securities to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

(m)

the statutory and regulatory basis for the exemption claimed for the offer and sale of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act; and

(n)	this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.
6.	Representations, Warranties and Covenants of the Subscriber

6.1                         The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)	it is not a U.S. Person;
(b)	it is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person;
(c)

it is acquiring the Securities for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons;

(d)

it is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Securities as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities;

(e)

the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(f)

the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(g)	the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;
(h)

it is not an underwriter of, or dealer in, the common Securities of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(i)

it understands and agrees that none of the Securities have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(j)

it understands and agrees that offers and sales of any of the Securities prior to the expiration of a period of one year after the date of original issuance of the Securities (the "Restricted Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Restricted Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom;

(k)	it understands and agrees not to engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the 1933 Act;
(l)

it understands and agrees that the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

(m)

it (i) is able to fend for itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(n)

if it is acquiring the Securities as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations and agreements on behalf of such account;

(o)

it understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgments, representations and agreements contained in sections 5 and 6 hereof and agrees that if any of such acknowledgments, representations and agreements are no longer accurate or have been breached, it shall promptly notify the Company;

(p)

it acknowledges that it has not acquired the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the

United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(q)	the Subscriber is not aware of any advertisement of any of the Securities; and
(r)	no person has made to the Subscriber any written or oral representations:
(i)	that any person will resell or repurchase any of the Securities;
(ii)	that any person will refund the purchase price of any of the Securities;
(iii)	as to the future price or value of any of the Securities; or
(iv)

that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system.

6.2                         In this Subscription Agreement, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S.

7.	Acknowledgement and Waiver

7.1                         The Subscriber has acknowledged that the decision to purchase the Securities was solely made on the basis of publicly available information. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

8.	Legending and Registration of Subject Securities

8.1                         The Subscriber hereby acknowledges that a legend may be placed on the certificates representing any of the Securities to the effect that the Securities represented by such certificates are subject to a hold period and may not be traded until the expiry of such hold period except as permitted by applicable securities legislation.

8.2                         The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

9.	Costs

9.1                         The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Securities shall be borne by the Subscriber.

10.	Governing Law

10.1                       This Subscription Agreement is governed by the laws of the State of Nevada and the federal laws of the United States applicable thereto without giving effect to the principles of conflict of laws thereof. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the State of Nevada.

11.	Survival

11.1                       This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto.

12.	Assignment

12.1                         This Subscription Agreement is not transferable or assignable.

13.	Execution

13.1                       The Company shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription Agreement and acceptance by the Company of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof.

14.	Severability

14.1                       The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

15.	Entire Agreement

15.1                       Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

16.	Notices

16.1                       All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on page 8 and notices to the Company shall be directed to it at 10580 N. McCarran Blvd., Building 115 – 208, Reno, NV, USA 89503, Attention: Richard Bachman.

17.	Counterparts

17.1                       This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date first above mentioned.

DELIVERY INSTRUCTIONS

1.	Delivery - please deliver the certificates to:

2.	Registration - registration of the certificates which are to be delivered at closing should be made as follows:

(name)

(address)

3.

The undersigned hereby acknowledges that it will deliver to the Company all such additional completed forms in respect of the Subscriber’s purchase of the Securities as may be required for filing with the appropriate securities commissions and regulatory authorities.

____________________________________

(Name of Subscriber – Please type or print)

____________________________________

(Signature and, if applicable, Office)

____________________________________

(Address of Subscriber)

____________________________________

(City, State or Province, Postal Code of Subscriber)

____________________________________

(Country of Subscriber)

A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the Securities is hereby accepted by Urex Energy Corp.

DATED at __________________________________________________, the ________ day of __________________, 2008.

UREX ENERGY CORP.

Per:
Authorized Signatory

EXHIBIT A

FORM OF NOTE

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT.

NO. 1	US$100,000

UREX ENERGY CORP.

5.0% CONVERTIBLE NOTE DUE AUGUST 13, 2010

1.	General.

FOR VALUE RECEIVED Urex Energy Corp., a Nevada corporation (the “Company”), hereby promises to pay to the order of ____________________________________, or its registered assigns (the “Purchaser”), the principal sum of ONE HUNDRED THOUSAND DOLLARS AND ZERO CENTS US FUNDS (US$100,000), or such lesser amount as shall then equal the outstanding principal amount hereof, together with interest thereon at a rate equal to 5% (the “Interest Rate”) per annum, simple interest computed on the basis of the actual number of days elapsed and a year of 360 days comprised of twelve 30 day months. Unless earlier converted in accordance with Section 4, all unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the earlier of (i) August 13, 2010 (the ”Maturity Date”); or (ii) when such amounts become due and payable as a result of, and following, an Event of Default in accordance with Section 2. The Company may by providing the Purchaser with thirty (30) days advance written notice, redeem a portion of or all of the outstanding principal sum under this Note. The redemption price shall be equal to one hundred percent (100%) of the principal sum being redeemed plus all accrued and unpaid interest thereon. Except as otherwise provided herein, all payments required to be made hereunder, if any, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts. Interest shall accrue on the unpaid balance of the principal amount of this Note (without any compounding) from and including the date hereof to, but excluding, the date on which the principal amount of this Note is paid in full (or converted in accordance with Section 4 hereof) and shall be payable in arrears on the Maturity Date.

2.	Defaults.

The occurrence of any of the following shall constitute an “Event of Default” under this Note:

2.1        the Company shall fail to pay (i) when due any principal or interest payment hereof on the due date hereunder or (ii) any other payment required under the terms of this Note on the date due and such failure shall continue for ten (10) days after written notice thereof is delivered to the Company;

2.2        the Company shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Note and such failure shall continue for ten (10) days after written notice thereof is delivered to the Company;

2.3        the Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing; or

2.4        proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement.

3.	Rights Of Purchaser Upon Default.

Upon the occurrence or existence of any Event of Default and following the expiry of any applicable grace periods (other than an Event of Default referred to in Section 2.4 and at any time thereafter during the continuance of such Event of Default, the Purchaser may, by written notice to the Company, declare all outstanding amounts payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Section 2.4, immediately and without notice, all outstanding amounts payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Purchaser may exercise any other right, power or remedy permitted to it by law, either by suit in equity or by action at law, or both.

4.	Conversion.

4.1        At any time, and from time to time, the Purchaser may, at its sole and exclusive option by delivering to the Company a conversion notice in the form attached hereto as Annex A, convert all or any part of the principal (plus accrued but unpaid interest thereon) outstanding under this Note into fully paid and nonassessable shares of Common Stock (the “Conversion Shares”) of the Company at a

conversion price per share equal to the greater of (i) the closing market price per share of Common Stock on the trading day immediately preceding the date of conversion as quoted on the Over-the-Counter Bulletin Board or such other exchange or market upon which the Company’s shares are then listed or traded, or (ii) $0.10 per share of Common Stock (the “Conversion Price”). The Conversion Price shall be subject to adjustment as provided in Section 5 hereof. The Purchaser shall convert a minimum of US$10,000 of principal for any conversion pursuant to this Section 4(a).

4.2        No fractional shares of Common Stock shall be issued upon conversion of this Note. Upon the conversion of the entire principal outstanding under this Note, in lieu of the Company issuing any fractional shares to the Purchaser in cash, the Company shall pay to the Purchaser the amount of outstanding principal that is not so converted. On partial conversion of this Note, the Company shall issue to the Purchaser (i) the shares of Common Stock into which a portion of this Note is converted and (ii) a new convertible note having identical terms to this Note, except that the principal amount thereof shall equal the difference between (A) the principal amount of this Note immediately prior to such conversion minus (B) the portion of such principal amount converted into Common Stock. Upon conversion of this Note pursuant to this Section 4, the Purchaser shall surrender this Note, duly endorsed, at the principal office of the Company. At its expense, the Company shall, as soon as practicable but in no event more than ten (10) business days thereafter, issue and deliver to the Purchaser at such principal office a certificate or certificates for the number of Conversion Shares to which the Purchaser shall be entitled upon such conversion (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to the Company), together with any other securities and property to which the Purchaser is entitled upon such conversion under the terms of this Note.

4.3        The Company shall at all times reserve and keep available out of its authorized but unissued shares of capital stock of the Company, solely for the purpose of effecting the conversion of this Note, such number of Conversion Shares as shall from time to time be sufficient to effect the conversion of this Note; and if at any time the number of authorized but unissued shares of capital stock of the Company shall not be sufficient to effect the conversion of this Note, the Company hereby covenants and agrees to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of capital stock to such number of shares as shall be sufficient for such purpose.

4.4        The Company shall pay all expenses and other charges payable in connection with the preparation, execution, issuance and delivery of stock certificates and new notes pursuant to this Section 4 hereof, except that, in the event such stock certificates or new notes shall be registered in a name or names other than the name of the holder of this Note, funds sufficient to pay all stock transfer fees, which shall be payable upon the execution and delivery of such stock certificate or certificates or new notes, shall be paid by the holder hereof to the Company at the time of delivering this Note to the Company upon conversion.

5.	Conversion Price Adjustments.

5.1        If the Company shall at any time or from time to time after the date of original issuance of this Note (the “Date of Original Issue”) effect a subdivision or reverse stock split of the outstanding Common Stock, the Conversion Price in effect immediately before a subdivision shall be proportionately decreased, and, conversely, the Conversion Price in effect immediately before a reverse stock split shall be proportionately increased. Any adjustment under this Section 5.1 shall become effective at the close of business on the date the subdivision or reverse stock split becomes effective.

5.2        If the Company at any time or from time to time after the Date of Original Issue, issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable solely in additional shares of Common Stock, the Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the sum of the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this Section 5.2 to reflect the actual payment of such dividend or distribution.

5.3        If at any time or from time to time after the Date of Original Issue, the Common Stock issuable upon the conversion of this Note is changed into the same or a different number of shares of any class or series of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or reverse stock split or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 5), then in any such event the Purchaser shall have the right thereafter to convert this Note into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares of Common Stock into which this Note could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

5.4        In each case of an adjustment or readjustment of the Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of this Note, the Company, at its own expense, shall cause its Secretary or Treasurer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Purchaser at the Purchaser’s address as shown in the Company’s books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. No adjustment in the Conversion Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

5.5        Upon (i) the establishment by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company with or into any other Company, or any transfer of all or substantially all the assets of the Company to any other person or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Purchaser at least 20 days prior to the record date specified therein a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities), shall be entitled to exchange their shares of Common Stock (or other securities), for securities or other property deliverable upon such reorganization, reclassification transfer, consolidation, merger, dissolution, liquidation or winding up.

6.	Exchange or Replacement of Notes.

6.1        The Purchaser may, at its option, in person or by duly authorized attorney, surrender this Note for exchange, at the principal business office of the Company, and receive in exchange therefore, a new Note in the same principal amount as the unpaid principal amount of this Note and bearing interest at the same annual rate as this Note, each such new Note to be dated as of the date of this Note and to be in such principal amount as remains unpaid and payable to such person or persons, or order, as the Purchaser may designate in writing; provided that any such transfer of this Note complies with all applicable securities laws.

6.2        Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Note and (in the case of loss, theft or destruction) of an indemnity reasonably satisfactory to it, and upon surrender and cancellation of this Note, if mutilated, the Company will deliver a new Note of like tenor in lieu of this Note. Any Note delivered in accordance with the provisions of this Section 6 shall be dated as of the date of this Note.

7.	Attorneys’ and Collection Fees.

Should the indebtedness evidenced by this Note or any part hereof be collected at law or in equity or in bankruptcy, receivership or other court proceedings, the Company agrees to pay, in addition to the principal and interest due and payable hereon, all costs of collection, including reasonable attorneys’ fees and expenses, incurred by the Purchaser in collecting or enforcing this Note.

8.	Waivers.

The Company hereby waives presentment, demand for payment, notice of dishonor, notice of protest and all other notices or demands in connection with the delivery, acceptance, performance or default of this Note. No delay by the Purchaser in exercising any power or right hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise thereof, or the exercise of any other power or right hereunder or otherwise; and no waiver whatsoever or modification of the terms hereof shall be valid unless set forth in writing by the Purchaser and then only to the extent set forth therein.

9.	Amendments.

This Note may not be amended without the express written consent of both the Company and the Purchaser.

10.	Governing Law.

This Note shall be deemed to be made under and shall be construed in accordance with the laws of the State of Nevada and the federal laws of the United States applicable thereto without giving effect to the principles of conflict of laws thereof.

11.	Successors and Assigns.

The rights and obligations of the Company and the Purchaser under this Note shall be binding upon and benefit the successors, permitted assigns, heirs, administrators and transferees of the parties. Notwithstanding the foregoing, neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company, without the prior written consent of the Purchaser.

12.	Notices.

All notices, requests, demands and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party at its address or facsimile number set forth below or such other address or facsimile number as such party may hereafter specify by notice to the other parties listed below:

(a)	If to the Company: Urex Energy Corp. 10580 N. McCarran Blvd. Building 115 – 208 Reno, NV, USA 89503 Attention: Richard Bachman Telephone: 775-747-0667 Facsimile: 702-938-8619
with a copy to:	Clark Wilson LLP Barristers and Solicitors 800-885 Georgia Street West Vancouver, BC, Canada V6C 3H1 Attention: Virgil Z. Hlus, Esq. Telephone: 604-687-5700 Facsimile: 604-687-6314
(b)	If to the Purchaser: At the address shown on the signature page

Each such notice, request or other communication shall be effective (i) upon receipt (provided, however, that notices received on a Saturday, Sunday or legal holiday or after 5:00 p.m. on any other day will be deemed to have been received on the next business day), if given by legible facsimile transmission with proof from sender of confirmation of receipt, or (ii) if given by any other means, when delivered at the address specified in this Section 12.

13.	No Rights of Stockholders.

Except as otherwise provided herein, this Note shall not entitle the Purchaser to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

14.	Entire Agreement.

This Note represents the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any previous agreement with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Note may be amended only by an instrument in writing executed by the parties hereto.

15.	Headings.

The headings used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

16.	Electronic Means

Delivery of an executed copy of this Note by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Note as of the date hereinafter set forth.

17.	Assignability

This Note shall be binding upon the Company and its successors and shall enure to the benefit of the Purchaser and its successors. This Note is not assignable by the Purchaser without the express written consent of the Company.

18.	Currency

All funds expressed in this Note are stated in United States dollars.

19.	Restrictions on Shares

The Conversion Shares issuable upon conversion of this Note may not be sold or transferred unless (a) the Conversion Shares first shall have been registered under the Securities Act and applicable state securities laws, or (b) the Company shall have been furnished with an opinion of legal counsel (in form, substance and scope customary for opinions in such circumstances) to the effect that such sale or transfer is exempt from registration requirements of the Securities Act, or (c) the Conversion Shares are sold under Rule 144 under the Securities Act. Each certificate for the Conversion Shares issuable upon conversion of this Note that have not been so registered and that have not been sold under an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH

THE SECURITIES ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT.”

Upon the request of the Holder of a certificate representing any Conversion Shares issuable upon conversion of this Note, the Company shall remove the foregoing legend from the certificate and issue to the Purchaser a new certificate free of any transfer legend, (a) if without an effective registration statement with such request, the Company shall have received either (i) an opinion of counsel, in form, substance and scope customary for opinions in such circumstances, to the effect that any such legend may be removed from such certificate, or (ii) satisfactory representations from the Purchaser that the Purchaser is eligible to sell such security under Rule 144 or (b) a registration statement under the Securities Act covering the resale of such securities is in effect.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by its duly authorized officer as of the date indicated below.

Date: ___________________, 2008

UREX ENERGY CORP.

By:

Name: Richard Bachman

Title: Director

Note No.	1
Amount:	US$100,000

Purchaser Name:

Address:

Telephone:

Facsimile:

ANNEX A

NOTICE OF CONVERSION

(To be executed by the Purchaser in order to Convert the Note)

TO:	UREX ENERGY CORP. (the “Company”)

The undersigned hereby irrevocably elects to convert US$________________________ of the principal amount of the Note dated ___________________, 2008 into Shares of the Company, according to the conditions stated therein, as of the Conversion Date written below. The undersigned confirms, as of the date hereof, that the representations and warranties contained in the Subscription Agreement between the Company and the undersigned dated August ____, 2008 are true and correct.

Conversion Date:	____________________________________________________
Applicable Conversion Price:
Amount to be converted:	US$
Number of Shares to be issued:	____________________________________________________
Amount of Note unconverted: $	Principal: US$
Please issue the Shares in the following name and to the following address:	____________________________________________________ ____________________________________________________
____________________________________________________

Signature of the Holder:	____________________________________________________
Name:
Address:
Phone Number:

CW2059664.2